UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011

J.CREW GROUP, INC.

Commission File Number: 001-32927

Delaware	22-2894486
(Registrant, State of Incorporation	(I.R.S. Employer Identification No.)

770 Broadway

New York, New York 10003

(Address of principal executive offices, including zip code)

(212) 209-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 20, 2011, J.Crew Group, Inc. (the “Company”) announced selected financial information that is being provided pursuant to the terms of the previously announced merger agreement, dated as of November 23, 2010 (as amended January 18, 2011), which contemplates the acquisition of the Company by affiliates of TPG Capital, L.P. and Leonard Green & Partners, L.P.

Selected Financial Information

The Company is providing selected financial information for the two months ended January 1, 2011 and the two months ended January 2, 2010:

•	Revenues increased by $5.0 million, or 1.3%, to $392.1 million in the two months ended January 1, 2011 from $387.1 million in the two months ended January 2, 2010.

•

Stores sales decreased by $8.6 million, or 3.2%, to $258.3 million in the two months ended January 1, 2011 from $266.9 million in the two months ended January 2, 2010. Comparable store sales decreased 6.2% in the two months ended January 1, 2011. Comparable store sales increased 16.7% in the two months ended January 2, 2010.

•

Direct sales (Internet and Phone) increased by $13.3 million, or 11.8%, to $126.1 million in the two months ended January 1, 2011. Direct sales increased 11.7% to $112.8 million in the two months ended January 2, 2010.

Results for the two months ended January 1, 2011 are not necessarily indicative of the results for the fourth quarter of fiscal 2010 or any other period.

Guidance

The Company reaffirms its fiscal 2010 earnings per share guidance previously issued with its third quarter earnings release on November 23, 2010. The Company continues to expect diluted earnings per share in the range of $2.08 to $2.13 for fiscal 2010, as compared to $1.91 for fiscal 2009.

The Company expects income from operations in the range of $232 million to $237 million for fiscal 2010, as compared to income from operations of $211.3 million for fiscal 2009. Additionally, the Company expects depreciation and amortization of property and equipment of approximately $50 million for fiscal 2010.

Additionally, the Company provides the following selected elements of its fourth quarter outlook:

•	Comparable store sales in the negative mid single digits as compared to its previous outlook of negative low single digits.

•	Direct sales growth in the positive low double digits as compared to its previous outlook of positive high single digits.

•	Gross margin outlook remains unchanged and reflects a decrease of approximately 600 to 700 basis points as compared to the fourth quarter of 2009.

•

The Company continues to expect total inventory to increase in the mid-teens on a percentage basis versus last year at the end of the fourth quarter and approximately 10% excluding a partial pull forward of Spring deliveries. The Company’s fourth quarter guidance contemplates Fall/Holiday inventory levels relatively comparable to last year by end of quarter.

Information provided for the fourth quarter and fiscal year 2010 excludes all expenses incurred in connection with the proposed merger transaction.

Forward-Looking Statements:

Certain statements herein are forward-looking statements. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the parties’ ability to consummate the proposed transaction on the contemplated timeline, the performance of the Company’s products within the prevailing retail environment, our strategy and expansion plans, systems upgrades, reliance on key personnel, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the SEC made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed acquisition of J.Crew Group, Inc. by TPG Capital and Leonard Green & Partners, L.P. In connection with the proposed transaction, J.Crew Group, Inc. will file a definitive proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF J.CREW GROUP, INC. ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed or furnished to the Securities and Exchange Commission by J.Crew Group, Inc. at the Securities and Exchange Commission’s website at http://www.sec.gov or at J.Crew Group, Inc.’s website at http://www.jcrew.com and then clicking on the “Investor Relations” link and then the “SEC Filings” link. The definitive proxy statement and other relevant materials may also be obtained for free from J.Crew Group, Inc. by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500. The contents of the websites referenced above are not deemed to be incorporated by reference into the definitive proxy statement.

Participants in Solicitation:

J.Crew Group, Inc. and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of J.Crew Group, Inc.’s participants in the solicitation is, or will be, set forth in J.Crew Group, Inc.’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from J.Crew Group, Inc. at http://www.jcrew.com, and then clicking on the “Investor Relations” link and then the “SEC Filings” link or by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.CREW GROUP, INC.

By:	/s/ James S. Scully
	Name:	James S. Scully
	Title:	Chief Administrative Officer and Chief Financial Officer

Date: January 20, 2011